                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06111

                     THE MEXICO EQUITY AND INCOME FUND, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                             615 E. MICHIGAN STREET
                               MILWAUKEE, WI 53202
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              MR. GERALD HELLERMAN
                       C\O U.S. BANCORP FUND SERVICES, LLC
                             615 E. MICHIGAN STREET
                               MILWAUKEE, WI 53202
                      -------------------------------------
                     (Name and address of agent for service)

                                 (866) 700-6104
               --------------------------------------------------
               Registrant's telephone number, including area code

Date of fiscal year end: JULY 31, 2005

Date of reporting period: JULY 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Mexico Equity and Income Fund, Inc.

                                                              September 27, 2005

DEAR FUND SHAREHOLDERS,

We are pleased to present you with the audited financial statements of the Mexico Equity and Income Fund, Inc. (the "Fund") for the fiscal year ending July 31, 2005. The Fund presents investors with the opportunity to own Mexican securities. Its objective is to achieve superior long-term performance.

The Fund's net assets were $52,621,150 on July 31, 2005, an increase of 55.78% from its net asset value of $33,779,149 on July 31, 2004. From July 31, 2004 to July 31, 2005 the Fund's Net Asset Value ("NAV") per share increased 55.7% (including reinvested dividends). For the same period, the Mexican Bolsa IPC Index, which is a measure of the market performance of the leading stocks traded on the Mexican Stock Exchange, increased 53.4% (including reinvested dividends 56.9%).

We are pleased to inform you that your Board of Directors has designed an innovative rights offering scheme that will entitle you to receive, at no cost nontransferable rights to purchase shares of Preference Common Stock. A preliminary registration statement with details of the proposed rights offering and the Preference Common Stock has been filed with the SEC and is available at www.sec.gov. Please note that the preliminary registration statement is subject to change. Directors and Officers who own shares of the Fund's common stock intend to exercise all of the Rights initially issued to them.

Our objective is to raise cash to permit the Fund to meet its distribution requirements of capital gains realized, if any, in an effort (i) to avoid an excise tax and to meet its Subchapter M requirements and (ii) to avoid having to sell portfolio securities which would further decrease the Fund's assets to invest and would result in additional realized capital gains.

We are still waiting for the SEC staff to approve the creative Put Warrant scheme we have been seeking for five years which would enable you, at your option, to receive NAV from time to time. In the event the Put Warrant Program is approved by the SEC, all issued and outstanding shares of Preference Stock will automatically convert to common stock on a one-to-one basis.

On behalf of the Board of Directors, we thank you for participation in the Fund. If you have any questions, please call our toll-fee number (866) 700-6104.

Sincerely yours,

/s/ Phillip Goldstein
Phillip Goldstein
Chairman of the Board of Directors

                     (This page intentionally left blank.)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Investment Adviser

FOR THE YEAR ENDED JULY 31, 2005

Dear Fund Shareholder,

We are pleased to provide you with the report of the Investment Adviser of The Mexico Equity and Income Fund, Inc. (the "Fund") for the fiscal year ended July 31, 2005.

--------------------------------------------------------------------------------
INTRODUCTION

Investment portfolio asset allocation and stock-picking have been extremely challenging in view of the strong volatility seen in almost every world asset class during the Fund's fiscal year ended July 31, 2005. Globalization and synchronized economic growth with China re-confirming its leadership position have resulted in unprecedented flows into emerging markets, but imbalances in major economies. Mexico's solid macro fundamentals and expectations of high cash flow generation by listed companies were the key drivers for global excess liquidity into the Mexican Stock Exchange Market, "The Mexbol", during the period.

Below we provide a review of the Mexican economy, the Mexbol's behavior and the Mexico Equity and Income Fund Inc.'s performance and investment strategy. Our conclusion includes some major macro estimates from the Mexican government and our fundamental investment strategy.

--------------------------------------------------------------------------------
MEXICO'S ECONOMIC REVIEW

In general terms, Mexico's economic expansion continues and fundamentals remain solid. The fiscal deficit continues to narrow and is expected to close 2005 at 0% following a previously projected figure of -0.2%, while public revenues continue to increase along with public investment and expenditure. Federal resources transferred to states and municipalities have increased considerably. Banking credit to households and businesses continues to grow at high rates (according to the Central Bank, consumer credit as of June 2005 increased 45% year-over-year in real terms) and the net external debt to GDP ratio has diminished with respect to the previous year.

 FUND UPDATES
 The Fund's toll-free phone number is (866) 700-6104.
 TRACKING THE FUND'S NAV
 The Fund's net asset value (NAV) is calculated daily and published in The Wall Street Journal every Monday under the heading
 "Closed End Funds." The Fund's net asset value is also published in Barron's on Saturdays and in The New York Times on
 Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.

THE MEXICO EQUITY AND INCOME FUND, INC.

Nevertheless, economic growth registered in the first half of 2005 resulted weaker than at the end of 2004, after a 3.1% increase at the end of the second quarter led to a 2.8% GDP increase in the first six months of the year, well below the 4.1% achieved in the same year ago period. This situation was mostly attributed to transitory impacts on Mexico's industrial activity that resulted from: i) the deceleration of manufacturing production in the U.S. and, ii) weak U.S. demand for American vehicles.

It should be noted, however, that economic growth related to less sensitive fluctuations is increasing in relative terms, as the service sector and domestic spending (growth of private expenditure and public investment) become more dynamic, helped by budgetary revenues for the year that are estimated at more than US$10 billion above those originally projected, mainly due to increases in oil related revenues associated with higher oil prices (the Mexican oil mix has surged 61.5% in dollar terms year-to-date through July).

The strong balance of payments resulting from continued high remittances from Mexican workers abroad together with excess oil revenue (1.9% of GDP) are among the most important factors that have contributed to the strength of the currency, helping the Mexican Peso to gain 5.0% year-to-date through July to close at $10.59 to the U.S. dollar.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

--------------------------------------------------------------------------------
THE MEXICAN STOCK EXCHANGE

Excess global liquidity prompted a 53.4% "Mexbol" total return in dollar terms (including dividend reinvestment, the Mexbol increased 56.9%) for the Fund's fiscal year ended July 31, 2005. By contrast, the AFORES, Mexico's Pension Fund System, the largest domestic institutional investor (allowed to invest in stocks for the first time early this year) are reported to have been on the sidelines during this period.

For the one year period ended July 31st, 2005, the Latin American region outperformed other emerging markets as the MSCI EMF Latam Index gained 56.2% and the MSCI Emerging Markets Free gained 42.4% in dollar terms for the same period. Mexico ranked fifth within the Latam region after Colombia, +146.5%, Chile +72.6%, Argentina +63.0% and Peru +56.6%, and over-performed Brazil +47.9% and Venezuela's loss of -23.8%. By comparison, the Dow Jones gained 7.3% and the NASDAQ Composite Index gained 16.5% for the same period.

Corporative double digit EBITDA growth helped to improve companies' EV/EBITDA multiples (enterprise value/earnings before interest, taxes, depreciation and amortization) and at the same time, additional flows into the "Mexbol" have pushed market prices up to all-time highs several times during the reported period. Ten stocks out of the Mexbol's composite index of 35 gained between 67% and 148% in dollar terms, according to Bloomberg.

For the one-year-period ended July 31st, 2005, Mexbol's over-performing sectors were related to housing, commodities (steel and copper), financial and wireless telephony sectors. Beverages, retailing and consumer staples, which under-performed the Mexbol index during the first half of the fiscal year, re-rated from their lows and their performance was in line with that of the Mexbol, underpinned by strong domestic demand. The market's capitalization roughly amounts to US$200 billion as it still lacks energy and utility sectors. Meanwhile infrastructure companies and airliners recently became two new promising sectors in the Mexbol.

--------------------------------------------------------------------------------
THE FUND'S PERFORMANCE

The Fund's 55.7% Net Asset Value "NAV" per share gain out-performed the "Mexbol's 53.4% increase and The Mexico Fund "THE MXF"'s Net Asset Value "NAV" per share, which gained 50.0%. The MXF is the MXE's fully comparable peer.

The Fund's common share market price increased 60.4% for the Fund's fiscal year period, ending at a -11.5% discount to that of its "NAV".

THE MEXICO EQUITY AND INCOME FUND, INC.

The Fund's annualized 14.37% total "NAV" return as of July 31st, 2005, since its inception on August 30, 1990, continues to place "The MXE" as a leading performing Closed-End Fund. (Return calculations are according to Thomson Financial.)

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

The investment strategy we implemented in the Mexico Equity and Income Fund during the August-July 2005 period consisted of an overweight in Mexican stocks relative to the Fund's overall assets, whose range was between 85%-95%. Fixed income denominated products were defined as a temporarily investment vehicle. Our fundamental investment thesis for such an allocation in equities was based on our belief that Mexico's solid macro-fundamentals would continue to benefit from synchronized global economic growth momentum.

For the first half of the fiscal year period, cyclical stocks were the Fund's highest stock allocation relative to the Mexbol Index with quality growth stocks constituting the second largest position relative to the Fund's overall portfolio.

The Fund's first deviation from this investment strategy took place at the end of December 2004, when in line with our reading that strong domestic consumption would become the key driver of ongoing economic growth in Mexico in the year to come, high-liquidity growth stocks become the focus of our investment thesis.

--------------------------------------------------------------------------------
CONCLUSION

We remain upbeat on the outlook for domestic consumption, as headline inflation remains contained, thus allowing the Central Bank to loosen its monetary policy and interest rates to trend lower while export prospects to the U.S. remain positive for Mexico, in light of an expected inventory build-up there in the coming two quarters. As of September 6th, 2006, the government anticipates that the Mexican economy will grow at a 3.6% annualized rate in 2006.

The Mexbol is currently rated as "fairly valued" by some analysts, and it could very well continue to reach all-time-highs, if global liquidity conditions prevail and companies continue to report solid operating results.

The Mexico Equity and Income Fund Inc.'s 34.6% NAV total annual dollar return per share gain for the three-year-period ended July 31, 2005, and its 0.9 lower risk volatility relative to the Mexbol Index, according to Rothschild, continues to place the "Fund" among the leading performing

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Closed-End investment alternatives. Bloomberg measures risk volatility for the common share rather than the NAV.

The Fund's investment strategy going forward will likely remain focused on highly liquid growth stocks while selectively searching for value stocks.

--------------------------------------------------------------------------------
RELEVANT INFORMATION

REAL ACTIVITY (BILLION US$)      1999           2000           2001           2002           2003           2004
---------------------------    --------       --------       --------       --------       --------       --------
Real GDP Growth (y-o-y)...          3.7%           6.6%          (0.3)%          0.9%          1.30%           4.4%
Industrial Production
  (y-o-y)................           4.2%           6.0%          (3.5)%          0.0%         (0.75)%          3.8%
Trade Balance (US
  billions)..............      $   (5.6)      $   (8.0)      $  (10.0)      $   (8.0)      $   (5.6)      $   (8.1)
Exports..................         136.4          166.5          158.4          160.7          164.8          189.1
Export growth (y-o-y)....          16.1%          22.1%          (4.9)%          1.5%           2.5%          14.7%
Imports..................      $(142.00)      $(174.50)      $(168.40)      $(168.70)      $(170.50)      $(197.20)
Import growth (y-o-y)....          13.2%          22.9%          (3.5)%          0.2%           1.1%          15.7%

FINANCIAL VARIABLES AND PRICES      1999        2000        2001        2002        2003        2004      7/31/2005
------------------------------    --------    --------    --------    --------    --------    --------    ---------
28-Day CETES
  (T-bills)/Average.........         31.40%      15.30%      11.20%       7.10%       6.24%       8.60%      9.60%
Exchange rate (Pesos/US$)/
  Average...................          9.56        9.46        9.34        9.66       10.79      11.147      10.59
Inflation IPC, 12 month
  trailing..................          12.3%        9.0%        4.4%        5.7%        4.2%        5.4%       4.4%

                                                                                                   12/31/04 TO
          MEXBOL INDEX                1999      2000       2001      2002       2003      2004      07/31/05
---------------------------------    ------    -------    ------    -------    ------    ------    -----------
USD Return.......................     90.39%    (20.81)%   20.88%    (14.43)%   33.61%    50.49%      18.90%
Market Cap. (US Billions)........    $129.6    $ 111.7    $112.4    $ 103.8    $124.7    $169.5    $  200.0
EV/EBITDA........................      10.5x       7.9x      8.1x       6.6x      7.8x      8.3x        8.4x

FUND'S NAV & COMMON SHARE MARKET PRICE PERFORMANCE

                                                                                                     12/31/04 TO
      USD RETURN            1999         2000        2001        2002        2003        2004         07/31/05
-----------------------    ------       ------       ----       ------       -----       -----       -----------
NAV's per share........    59.17%       (14.06)%     9.98%      (13.51)%     40.0%       55.6%          16.5%
Share Price............     74.7%         (5.7)%     18.7%       (18.5)%     36.0%       66.6%           9.2%

THE MEXICO EQUITY AND INCOME FUND, INC.

Source: Thomson

FUND'S ASSET CATEGORIES

   (%) NET ASSETS)        2001(*)       END 2002       END 2003       END 2004       1/31/2005       7/31/2005
----------------------    -------       --------       --------       --------       ---------       ---------
Strong market
  position............     22.9%         28.2%          32.7%          32.3%           24.6%           30.3%
Undervalued+restructuring
  stories.............     18.5%         15.6%          27.7%          18.9%           20.8%           10.4%
Fast growing business
  segments............     14.9%          8.8%          17.8%          30.8%           35.4%           28.9%
Financial groups......     19.4%         14.4%           7.5%           4.2%            3.4%            6.5%
Globally consolidated
  industries..........      9.1%         13.8%           6.4%           3.0%            3.3%            2.0%
Global leaders........      9.1%          5.9%           4.6%           6.2%            6.6%            7.9%
Warrants/Equity mutual
  funds...............      0.0%          1.7%           0.0%           0.0%            0.0%            0.0%
Fixed Income..........      6.0%         19.6%           3.4%           4.6%            5.9%           14.1%

* Equities allocation was initially classified by asset categories starting on May 31st, 2001.

Sincerely yours,

/s/ EUGENIA PICHARDO
Eugenia Pichardo
Portfolio Manager
Pichardo Asset Management, S.A. de C.V.

THE DISCUSSION ABOVE REFLECTS THE OPINIONS OF THE PORTFOLIO MANAGER. THESE OPINIONS ARE SUBJECT TO CHANGE AND ANY FORECASTS MADE CANNOT BE GUARANTEED.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SECTOR ALLOCATIONS AND FUND HOLDINGS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDATIONS TO BUY OR SELL ANY SECURITY. PLEASE REFERENCE THE FOLLOWING ANNUAL REPORT FOR MORE COMPLETE FUND INFORMATION.

THE INFORMATION CONCERNING THE FUND INCLUDED IN THE REPORT OF THE INVESTMENT ADVISER CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS ABOUT THE FACTORS THAT MAY AFFECT THE PERFORMANCE OF THE FUND IN THE FUTURE. THESE STATEMENTS ARE BASED ON FUND MANAGEMENT'S PREDICTIONS AND EXPECTATIONS CONCERNING CERTAIN FUTURE EVENTS AND THEIR EXPECTED IMPACT ON THE FUND, SUCH AS PERFORMANCE OF THE ECONOMY AS A WHOLE AND OF SPECIFIC INDUSTRY SECTORS, CHANGES IN THE LEVELS OF INTEREST RATES, THE IMPACT OF DEVELOPING WORLD EVENTS, AND OTHER FACTORS THAT MAY INFLUENCE THE FUTURE PERFORMANCE OF THE FUND. MANAGEMENT BELIEVES THESE FORWARD-LOOKING STATEMENTS TO BE REASONABLE, ALTHOUGH THEY ARE INHERENTLY UNCERTAIN AND DIFFICULT TO PREDICT. ACTUAL EVENTS MAY CAUSE ADJUSTMENTS IN PORTFOLIO MANAGEMENT STRATEGIES FROM THOSE CURRENTLY EXPECTED TO BE EMPLOYED.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets
(CALCULATED AS A PERCENTAGE OF NET ASSETS)                         July 31, 2005

[BAR CHART]

Food, Beverage, and Tobacco                                                      14.77
Communications                                                                   14.51
Construction                                                                     12.75
Retailing                                                                         9.56
Corporate Bonds                                                                   9.27
Media                                                                             8.14
Financial Groups                                                                  6.52
Industrial Conglomerates                                                          6.13
Mining                                                                            4.73
Investment Companies                                                              4.70
Cement                                                                            4.27
Airlines                                                                          3.24
Paper Products                                                                    1.34

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments                                            JULY 31, 2005

MEXICO - 99.76%                                                   SHARES              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS - 85.96%
----------------------------------------------------------------------------------------------
AIRLINES - 3.24%
Grupo Aeroportario del Sureste S.A. de C.V. - Class B.....         497,100         $ 1,701,716
                                                                                   -----------
COMMUNICATIONS - 14.51%
America Movil, S.A. de C.V. - Class L.....................       2,233,800           2,482,937
America Movil, S.A. de C.V. - Class L ADR.................          63,570           1,415,068
America Telecom, S.A. de C.V. - Class A1*.................       1,065,000           3,737,248
                                                                                   -----------
                                                                                     7,635,253
                                                                                   -----------
CEMENT - 4.27%
Cemex, S.A. de C.V. CPO...................................         354,494           1,668,109
Grupo Cementos de Chihuahua, S.A. de C.V. ................         250,000             577,939
                                                                                   -----------
                                                                                     2,246,048
                                                                                   -----------
CONSTRUCTION - 12.75%
Corporacion GEO, S.A. de C.V. Class B*....................         121,800             336,048
Empresas ICA Sociedad Controladora S.A. de C.V.*..........       7,968,500           3,353,417
SARE Holding, S.A. de C.V. - Class B*.....................       3,104,100           2,474,962
Urbi, Desarrollos Urbanos, S.A. de C.V.*..................          87,600             546,281
                                                                                   -----------
                                                                                     6,710,708
                                                                                   -----------
FINANCIAL GROUPS - 6.52%
Grupo Financiero Banorte, S.A. de C.V. - Class O..........         254,000           2,155,093
Grupo Financiero Inbursa, S.A. de C.V. - Class O..........         566,900           1,276,301
                                                                                   -----------
                                                                                     3,431,394
                                                                                   -----------
FOOD, BEVERAGE AND TOBACCO - 14.77%
Alsea, S.A. de C.V. ......................................       1,041,453           2,456,721
Alsea II, S.A. de C.V. - Class A'.........................          29,441              66,671
Fomento Economico Mexicano, S.A. de C.V. ADR..............          18,500           1,202,500
Fomento Economico Mexicano, S.A. de C.V. UBD..............         335,223           2,173,667
Grupo Embotelladoras Unidas S.A. de C.V. - Class B........         312,900           1,033,355
Grupo Modelo, S.A. de C.V. - Class C......................         254,500             840,249
                                                                                   -----------
                                                                                     7,773,163
                                                                                   -----------

See Notes to the Financial Statements.

                                                                   JULY 31, 2005

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

COMMON STOCKS (CONTINUED)                                         SHARES              VALUE
----------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 6.13%
Alfa, S.A. - Class A......................................         201,800         $ 1,220,740
Grupo Carso, S.A. de C.V. - Class A1......................         956,400           2,007,014
                                                                                   -----------
                                                                                     3,227,754
                                                                                   -----------
MEDIA - 8.14%
Grupo Televisa, S.A. ADR..................................          25,100           1,655,847
Grupo Televisa, S.A. CPO..................................         798,500           2,628,013
                                                                                   -----------
                                                                                     4,283,860
                                                                                   -----------
MINING - 4.73%
Grupo Mexico, S.A. de C.V. - Class B......................       1,456,300           2,489,918
                                                                                   -----------
PAPER PRODUCTS - 1.34%
Kimberly-Clark de Mexico, S.A. de C.V. - Class A..........         194,200             703,283
                                                                                   -----------
RETAILING - 9.56%
Grupo Elektra, S.A. de C.V. ..............................         469,000           3,658,890
Wal-Mart de Mexico, S.A. de C.V. Class V..................         306,284           1,372,758
                                                                                   -----------
                                                                                     5,031,648
                                                                                   -----------
TOTAL COMMON STOCKS (Cost $37,299,803)....................                          45,234,745
                                                                                   -----------

CORPORATE BONDS - 9.27%                                           TITLES
----------------------------------------------------------------------------------------------
Monterrey Power S.A. de C.V., 9.6250%, 11/15/2009.........       1,691,849           1,961,071
Pemex Master TR, 4.7100%, 06/15/2010......................       1,925,000           1,991,378
TVACB-04, 12.7200%,12/15/2011'............................      11,265,000             923,385
                                                                                   -----------
TOTAL CORPORATE BONDS (Cost $4,962,182)...................                           4,875,834
                                                                                   -----------


See Notes to the Financial Statements.

                                                                   JULY 31, 2005

THE MEXICO EQUITY AND INCOME FUND, INC.

INVESTMENT COMPANIES - 4.53%                                      SHARES              VALUE
----------------------------------------------------------------------------------------------
GBM Fondo Corporativo de Liquidez Inmediata S.A. de C.V.
  SIID para Personas Morales - Class B*...................      15,147,929         $ 2,383,433
                                                                                   -----------
TOTAL INVESTMENT COMPANIES (Cost $2,369,092)..............                           2,383,433
                                                                                   -----------
TOTAL MEXICO (Cost $44,631,077)...........................                          52,494,012
                                                                                   -----------
UNITED STATES - 0.17%
----------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 0.17%
----------------------------------------------------------------------------------------------
First American Treasury Obligations Fund - Class A,
  2.4721%.................................................          91,632              91,632
                                                                                   -----------
TOTAL INVESTMENT COMPANIES (Cost $91,632).................                              91,632
                                                                                   -----------
TOTAL UNITED STATES (Cost $91,632)........................                              91,632
                                                                                   -----------
TOTAL INVESTMENTS (COST $44,722,709) - 99.93%.............                          52,585,644
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.07%.............                              35,506
                                                                                   -----------
TOTAL NET ASSETS - 100.00%................................                         $52,621,150
                                                                                   ===========

FOOTNOTES AND ABBREVIATIONS
   * - Non-income producing security.
ADR - American Depository Receipts.
  ' - Fair valued security. See Note A in Notes to Financial Statements.

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets and Liabilities                                JULY 31, 2005

ASSETS:
Investments, at value (Cost $44,722,709)....................   $52,585,644
Cash........................................................        51,894
Foreign currencies (Cost $9,146)............................         9,099
Receivables:
  Investments sold..........................................        50,015
  Dividends and Interest....................................        58,312
Prepaid expenses............................................        12,278
                                                               -----------
                  TOTAL ASSETS..............................    52,767,242
                                                               -----------
LIABILITIES
Advisory fees payable.......................................        34,881
Administration fees payable.................................        18,462
Fund accounting fees payable................................        15,517
Directors' fees payable.....................................         8,747
Custody fees payable........................................        14,696
CCO's fee payable...........................................         2,000
Accrued expenses............................................        51,789
                                                               -----------

                  TOTAL LIABILITIES.........................       146,092
                                                               -----------

                  NET ASSETS................................   $52,621,150
                                                               ===========
                  NET ASSET VALUE PER SHARE
                     ($52,621,150/2,473,504)................   $     21.27
                                                               ===========

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 2,473,504 shares
  outstanding
  (100,000,000 shares authorized)...........................   $     2,474
Paid-in capital.............................................    34,562,928
Undistributed net investment income.........................       381,193
Accumulated net realized gain on investments and foreign
  currency transactions.....................................     9,811,375
Net unrealized appreciation on investments and foreign
  currency transactions.....................................     7,863,180
                                                               -----------

                  NET ASSETS................................   $52,621,150
                                                               ===========

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations                                       FOR THE YEAR ENDED
                                                                   JULY 31, 2005

INVESTMENT INCOME
Dividends.................................................................         $  703,329
Interest (net of foreign taxes withheld of $1,796)........................             79,169
                                                                                   ----------
                  TOTAL INVESTMENT INCOME.................................            782,498
                                                                                   ----------
EXPENSES
Advisory fees...............................................      $346,710
Legal fees..................................................       109,256
Administration fees.........................................        50,459
Fund accounting fees........................................        43,138
Insurance expense...........................................        39,241
Directors' fees and expenses................................        38,874
Custodian fees..............................................        35,272
Reports to shareholders.....................................        33,509
CCO's fee...................................................        20,808
NYSE fees...................................................        19,706
Audit fees..................................................        19,518
Transfer agent fees.........................................        11,905
                                                                  --------
                  TOTAL EXPENSES..........................................            768,396
                  LESS, EXPENSE REIMBURSEMENT BY ADVISER..................               (500)
                                                                                   ----------
                  NET EXPENSES............................................            767,896
                                                                                   ----------
                  NET INVESTMENT INCOME...................................             14,602
                                                                                   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments and foreign currency transactions......         13,122,119
Net change in unrealized appreciation from investments and foreign
  currency transactions...................................................          5,705,280
                                                                                   ----------
Net gain from investments and foreign currency transactions...............         18,827,399
                                                                                   ----------
Net increase in net assets resulting from operations......................         $18,842,001
                                                                                   ==========

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

                                                                 FOR THE             FOR THE
                                                               YEAR ENDED          YEAR ENDED
                                                              JULY 31, 2005       JULY 31, 2004
                                                              -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)..............................     $    14,602         $   (41,536)
Net realized gain investments and foreign currency
  transactions............................................      13,122,119           9,589,282
Net change in unrealized appreciation (depreciation) in
  value of investments and foreign currency
  transactions............................................       5,705,280            (834,386)
                                                               -----------         -----------
     Net increase in net assets resulting from
       operations.........................................      18,842,001           8,713,360
                                                               -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income.....................................              --             (38,226)
Net realized gains........................................              --                  --
Return of capital.........................................              --                  --
                                                               -----------         -----------
     Decrease in net assets from distributions............              --             (38,226)
                                                               -----------         -----------
CAPITAL SHARE TRANSACTIONS
Shares repurchased under Tender Offer.....................              --                  --
                                                               -----------         -----------
Decrease in net assets from capital share transactions....              --                  --
                                                               -----------         -----------
Total increase in net assets..............................      18,842,001           8,675,134
NET ASSETS
Beginning of year.........................................      33,779,149          25,104,015
                                                               -----------         -----------
End of year*..............................................     $52,621,150         $33,779,149
                                                               ===========         ===========
*Including undistributed net investment income of: .......     $   381,193         $        --
                                                               -----------         -----------

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                  FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                      ENDED           ENDED           ENDED           ENDED           ENDED
                                  JULY 31, 2005   JULY 31, 2004   JULY 31, 2003   JULY 31, 2002   JULY 31, 2001
                                  -------------   -------------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  year..........................     $ 13.66         $ 10.15        $   8.74        $  10.19        $  11.36
                                     -------         -------        --------        --------        --------
Net investment income (loss)....        0.01           (0.02)         0.00(1)          (0.03)          (0.02)
Net realized and unrealized
  gains (losses) on investments
  and foreign currency
  transactions..................        7.60            3.55            1.41           (1.42)          (0.64)
                                     -------         -------        --------        --------        --------
Net increase (decrease) from
  investment operations.........        7.61            3.53            1.41           (1.45)          (0.66)
                                     -------         -------        --------        --------        --------
Less: Distributions
  Dividends from net investment
     income.....................          --           (0.02)             --              --           (0.01)
  Distributions from net
     realized gains.............          --              --              --              --           (0.60)
  Return of capital.............          --              --              --              --           (0.01)
                                     -------         -------        --------        --------        --------
Total dividends and
  distributions.................          --           (0.02)             --              --           (0.62)
                                     -------         -------        --------        --------        --------
Capital share transactions
  Anti-dilutive effect of Tender
     Offer......................          --              --              --              --            0.09
  Anti-dilutive effect of Share
     Repurchase Program.........          --              --              --              --            0.02
                                     -------         -------        --------        --------        --------
Total capital share
  transactions..................          --              --              --              --            0.11
                                     -------         -------        --------        --------        --------
Net asset value, end of year....     $ 21.27         $ 13.66        $  10.15        $   8.74        $  10.19
                                     =======         =======        ========        ========        ========
Per share market value, end of
  year..........................     $ 18.82         $ 11.73        $   9.10        $   7.95        $   9.11
TOTAL INVESTMENT RETURN BASED ON
  MARKET VALUE, END OF YEAR*....      60.44%          29.10%          14.47%        (12.73)%         (8.64)%

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (concluded)

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                    ENDED          ENDED          ENDED           ENDED          ENDED
                                JULY 31, 2005  JULY 31, 2004  JULY 31, 2003   JULY 31, 2002  JULY 31, 2001
                                -------------  -------------  -------------   -------------  -------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
  000s).......................       $ 52,621       $ 33,779    $ 25,104           $ 21,629       $ 87,620
Ratios of expenses to average
  net assets:
  Before expense
     reimbursement............          1.77%          2.09%       2.64%              1.81%          1.90%
  After expense
     reimbursement............          1.77%          2.08%       2.62%              1.81%          1.90%
Ratios of net investment
  income (loss) to average net
  assets:
  Before expense
     reimbursement............          0.03%        (0.15)%       0.02%            (0.14)%        (0.16)%
  After expense
     reimbursement............          0.03%        (0.14)%       0.04%            (0.14)%        (0.16)%
Portfolio turnover rate.......        259.60%        234.42%     180.67%            189.05%        220.85%

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(1) The amount listed is less than $0.005 per share.

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements                                      JULY 31, 2005

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:
PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. At July 31, 2005, the Fund held two such securities which represented 1.88% of the Fund's net assets.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

                                                                   JULY 31, 2005

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

     Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%. Prior to January 1, 2002, the effective rate was 7.69%.

     Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

     Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange ("MSE") are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 2005, the Fund increased undistributed net investment income by $366,591, decreased accumulated net realized gain on investments by $416,986 and increased paid-in capital by $50,395 due to the tax treatment of foreign currency gains and losses.

                                                                   JULY 31, 2005

THE MEXICO EQUITY AND INCOME FUND, INC.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

     (ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would generally not be in the interest of the Fund's shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

                                                                   JULY 31, 2005

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

DISTRIBUTIONS TO SHAREHOLDERS. The tax character of distributions paid to shareholders during the years ended July 31, 2005 and July 31, 2004 were as follows:

DISTRIBUTIONS PAID FROM:                                        7/31/05    7/31/04
------------------------                                        -------    -------
Ordinary Income.............................................     $  --     $38,226
Long-Term Capital Gain......................................        --          --
Return of Capital...........................................        --          --
                                                                 -----     -------
Total.......................................................     $  --     $38,226
                                                                 =====     =======

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

Cost of investments and foreign currency (a)................    $44,801,501
                                                                -----------
Gross tax unrealized appreciation...........................      7,988,022
Gross tax unrealized depreciation...........................       (110,501)
                                                                -----------
Net tax unrealized appreciation.............................    $ 7,877,521
                                                                ===========
Undistributed ordinary income...............................    $ 6,099,501
Undistributed long-term capital gain........................      4,107,408
                                                                -----------
Total distributable earnings................................    $10,206,909
                                                                ===========
Other accumulated losses....................................    $   (28,682)
                                                                -----------
Total accumulated earnings..................................    $18,055,748
                                                                ===========

(a) Represents cost for federal income tax purposes. Differences between the Fund's cost basis of investments and foreign currency at July 31, 2005, for book and tax purposes, relate primarily to the deferral of losses related to wash sales.

The Mexico Equity and Income Fund designates 100% of dividends declared after July 31, 2003 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (unaudited).

                                                                   JULY 31, 2005

THE MEXICO EQUITY AND INCOME FUND, INC.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES
Pichardo Asset Management, S.A. de C.V. serves as the Fund's Investment Adviser (the "Investment Adviser") under the terms of the Investment Advisory Agreement (the "Advisory Agreement") effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund's average daily net assets. For the year ended July 31, 2005, these fees amounted to $346,710. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the year ended July 31, 2005, the total expense reimbursements made by the Investment Adviser amounted to $500.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each special telephonic meeting attended. At the Board of Directors' meeting held on September 28, 2004, Mr. Hellerman was appointed Chief Compliance Officer of the Fund. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors' fees, Mr. Hellerman receives annual compensation in the amount of $24,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund's Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund's Fund Accountant (the "Fund Accountant"). U.S. Bank, N.A. serves as the Fund's custodian (the "Custodian"). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund's Custodian and Fund Accountant; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals.

For its services, the Administrator receives a monthly fee at the following annual rate (subject to a minimum annual fee of $50,000 through July 31, 2004, $53,000 through July 31, 2005, then $57,000 through July 31, 2006):

  0.12% of average daily net assets up to $200 million, plus
  0.10% of average daily net assets from $200 million to $700 million, plus 0.05% of average daily net assets on the remaining balance above $700 million

                                                                   JULY 31, 2005

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

For its services, the Fund Accountant receives a monthly fee at the following annual rate:

  $42,000 minimum annual fee on average daily net assets up to $100 million, plus
  0.030% of average daily net assets from $100 million to $300 million, plus 0.015% of average daily net assets on the remaining balance above $300 million

For its services, the Custodian receives a monthly fee at the following annual rate:

  $12,000 minimum base fee, plus 0.03% of average daily custody balance

For the year ended July 31, 2005, the Mexico Equity and Income Fund, Inc. incurred Administration fees of $50,459, Fund Accounting fees of $43,138 and Custody fees of $35,272.

Certain officers of the Fund are also officers of the Administrator.

NOTE C: PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations, aggregated $114,219,867 and $112,739,746 respectively, for the year ended July 31, 2005.

At July 31, 2005 substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D: CAPITAL STOCK
At a meeting of the Board of Directors held on December 13, 2001, the Board of Directors approved a tender offer (the "Tender").

The Tender allowed the Fund to purchase up to 100% of each shareholder's shares of common stock, not to exceed 80% of the total outstanding shares of common stock of the Fund, for cash at a price equal to 100% of the Fund's net asset value per share as of the closing date. The Tender commenced on February 19, 2002 and expired on March 20, 2002. In connection with the Tender, the Fund purchased 6,122,069 shares of capital stock at a total cost of $68,444,728. There were no gains or losses to the Fund because the repurchase of tendered shares was executed at 100% of the Fund's NAV as calculated on the expiration date.

At a special meeting of the Board of Directors held on October 11, 1999, the Board of Directors approved a share repurchase program. Pursuant to the share repurchase program, the Fund was

                                                                   JULY 31, 2005

THE MEXICO EQUITY AND INCOME FUND, INC.

authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of the Fund's then outstanding shares of common stock, through a combination of share purchases and tender offers.

During the years ended July 31, 2005, 2004, 2003 and 2002, the Fund made no repurchases pursuant to the program. Pursuant to the share repurchase program, during the year ended July 31, 2001, the Fund purchased 174,000 shares of capital stock in the open market at a total cost of $1,703,552. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.01%.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS

THE MEXICO EQUITY AND INCOME FUND, INC.

MILWAUKEE, WISCONSIN

We have audited the accompanying statement of assets and liabilities of the Mexico Equity and Income Fund, Inc. (the "Fund"), including the schedule of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2001 were audited by other auditors whose report, dated September 20, 2001, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mexico Equity and Income Fund, Inc. as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 6, 2005

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (unaudited)                                 JULY 31, 2005

NOTE A: INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-294-8217 and the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

NOTE B: AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-866-700-6104. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE C: FACTORS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT
The Fund's Board of Directors, including the directors who are not interested persons of any party to the Investment Advisory Agreement or its affiliates, approved the Investment Advisory Agreement at a meeting of the Board of Directors held on June 29, 2004, with legal counsel in attendance. In approving the Investment Advisory Agreement, the Board of Directors considered the best interests of the stockholders and took into account factors they deemed relevant, as described below.

The Investment Adviser provided the Board with written materials concerning: (a) information on the investment performance of the Investment Adviser; (b) the economic outlook and the general investment outlook in the markets in which the Fund invests; (c) the procedures employed to determine the value of Fund assets;
(d) the Investment Adviser's management of the relationships with the Fund's Administrator and Custodian; (e) the resources devoted to compliance with the Fund's investment policies and restrictions and with policies on personal securities transactions; and (f) the nature, cost and character of non-investment management services provided by the Investment Adviser.

The factors considered by the independent directors, who met in executive session, included the nature, quality and scope of the operations and services to provided by the Investment Adviser, while focusing on the prior experience of Investment Adviser's principals with respect to: (i) the structure of closed-end investment companies in general; (ii) management of portfolios of foreign equity securities; (iii) the fact that the Fund's current portfolio manager, Maria Eugenia Pichardo, would

                                                                   JULY 31, 2005

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

continue to act as the Fund's portfolio manager at the Investment Adviser; and
(iv) implementing policies to cut costs and expenses of closed-end investment companies. Furthermore, the Board considered the opportunity to obtain investment management and research services at costs that it deemed appropriate and reasonable and at such fees which fall within the range of the standard industry fees for comparable investment companies.

During the Board's deliberations, it was noted that they did not identify any single piece of information that was all-important or controlling with respect to the Investment Advisory Agreement. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent directors, unanimously concluded that: (a) the terms of the Investment Advisory Agreement are fair and reasonable; (b) the Investment Adviser's fees are reasonable in light of the services that it provides to the Fund; (c) the Investment Advisory Agreement was in the best interests of the Fund and its stockholders; and (d) agreed to approve the Investment Advisory Agreement for a term of one year.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)                            JULY 31, 2005

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Computershare Trust Company, Inc., the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Computershare Investor Services, ATTN: Mr. Charles Zade, 2 North La Salle Street, Chicago, Illinois 60602. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than

Dividends and Distributions (unaudited) (continued)                JULY 31, 2005

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

Dividends and Distributions (unaudited) (continued)                JULY 31, 2005

THE MEXICO EQUITY AND INCOME FUND, INC.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

               Results of Annual Stockholders Meeting (unaudited)  JULY 31, 2005

The Fund's Annual Stockholders meeting was held on October 25, 2004, at 405 Lexington Avenue, New York, New York 10174. As of September 24, 2004, the record date, outstanding shares of common stock ("shares") of the Fund were 2,473,504. Holders of 2,218,654 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on one proposal. The stockholders elected a Director to the Board of Directors.

The following table provides information concerning the matter voted on at the meeting:

I. ELECTION OF DIRECTOR

NOMINEE             VOTES FOR   VOTES WITHHELD
-------             ---------   --------------
Gerald Hellerman    2,152,465       66,189

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited)                                         JULY 31, 2005

The Mexico Equity and Income Fund, Inc. (the "Fund") has adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

COMMITMENT TO CONSUMER PRIVACY. The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers' personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.

COLLECTION AND DISCLOSURE OF SHAREHOLDER INFORMATION. Consumer information collected by, or on behalf of, The Fund, generally consists of the following:

     - Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and

     - Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as The Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with The Fund (as well as through its officers and directors).

SECURITY OF CONSUMER AND CUSTOMER INFORMATION. The Fund will determine whether the policies and procedures of its affiliates and service providers and reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to The Fund's privacy policy and to their respective privacy policies with respect to all customer information of The Fund and to take all actions reasonably necessary so that The Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the

Privacy Policy (unaudited) (continued)                             JULY 31, 2005

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

development and delivery of initial and annual privacy notices and maintenance of appropriate and adequate records. The Fund will require its service providers to confirm to The Fund, in writing,that they are restricting access to nonpublic personal information about customers to those employees who need to know that information to provide products or services to customers.

The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to The Fund any material changes to their privacy policy before, or promptly after, their adoption.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (unaudited)                                 JULY 31, 2005

BOARD OF DIRECTORS. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, all of whom are not "interested persons" of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Directors are fiduciaries for the Fund's shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that there is only one fund in the complex that is overseen by the Directors.

                                                    TERM OF
                         YEAR   POSITION(S)      OFFICE/LENGTH         PRINCIPAL OCCUPATION      OTHER DIRECTORSHIPS
NAME AND ADDRESS         BORN  WITH THE FUND     OF TIME SERVED     DURING THE PAST FIVE YEARS     HELD BY DIRECTOR
-----------------------  ----  -------------  --------------------  --------------------------  ----------------------

Gerald Hellerman.......  1937  Director,         2007 / 4 years     Managing Director,          Director, AirNet
10965 Eight Bells Lane         Chief                                Hellerman Associates        Systems, Inc.;
Columbia, MD 21044             Financial                                                        Director, MVC Capital,
                               Officer and                                                      Inc.; Director,
                               Chief                                                            Brantley Capital
                               Compliance                                                       Corporation
                               Officer

Phillip Goldstein......  1945  Director          2005 / 5 years     President, Kimball &        Director, Brantley
60 Heritage Drive                                                   Winthrop, Inc.; and         Capital Corporation;
Pleasantville, NY 10570                                             general partner of          Director, Emerging
                                                                    Opportunity Partners,       Markets
                                                                    L.P.; Managing Member of    Telecommunications
                                                                    the general partner of      Fund; Director, First
                                                                    Full Value Partners, L.P.   Israel Funds

Glenn Goodstein........  1963  Director          2005 / 4 years     Registered Investment       None
2308 Camino Robledo                                                 Advisor; held numerous
Carlsbad, CA 92009                                                  executive positions with
                                                                    Automatic Data Processing
                                                                    until 1996.

Rajeev Das.............  1968  Director          2006 / 4 years     Senior analyst, Kimball &   None
68 Lafayette Avenue                                                 Winthrop, Inc.; prior
Dumont, NJ 07628                                                    Credit Manager, Muriel
                                                                    Siebett & Company.

Andrew Dakos...........  1966  Director          2006 / 4 years     President and CEO, UVitec   None
43 Waterford Drive                                                  Printing Ink, Inc.; and
Montville, NJ 07045                                                 Managing Member of the
                                                                    general partner of Full
                                                                    Value Partners, L.P.;
                                                                    President of Elmhurst
                                                                    Capital, Inc.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                    TERM OF
                         YEAR   POSITION(S)      OFFICE/LENGTH         PRINCIPAL OCCUPATION      OTHER DIRECTORSHIPS
NAME AND ADDRESS         BORN  WITH THE FUND     OF TIME SERVED     DURING THE PAST FIVE YEARS     HELD BY DIRECTOR
-----------------------  ----  -------------  --------------------  --------------------------  ----------------------
Maria Eugenia            1950  Interested     Indefinite / 1 year   Portfolio Manager of the    None
  Pichardo.............        Officer,                             Fund since the Fund's
408 Teopanzolco Avenue         President                            Inception; President and
3rd Floor-Reforma                                                   General Partner, Pichardo
Cuernavaca, 62260                                                   Asset Management, S.A. de
Morelos Mexico                                                      C.V. since 2003; Managing
                                                                    Director, Acciones y
                                                                    Valores de Mexico, S.A. de
                                                                    C.V. from 1979 to 2002.

Francisco Lopez........  1971  Interested     Indefinite / 1 year   Research Director,          None
408 Teopanzolco Avenue         Officer,                             Pichardo Asset Management,
3rd Floor-Reforma              Secretary                            S.A. de C.V. since 2003;
Cuernavaca, 62260                                                   Assistant Portfolio
Morelos Mexico                                                      Manager, Acciones y
                                                                    Valores de Mexico, S.A. de
                                                                    C.V. from 1997 to 2002.

Matthew Verhaalen......  1974  Interested     Indefinite / 1 year   Compliance Officer, U.S.    Not Applicable
615 E. Michigan Street         Officer,                             Bancorp Fund Services, LLC
Milwaukee, WI 53202            Assistant
                               Treasurer

Jon Gitter.............  1973  Interested     Indefinite / 1 year   Compliance Administrator,   Not Applicable
615 E. Michigan Street         Officer,                             U.S. Bancorp Fund
Milwaukee, WI 53202            Assistant                            Services, LLC
                               Secretary

THE MEXICO EQUITY
AND INCOME FUND, INC.

INVESTMENT ADVISER:
Pichardo Asset Management, S.A. de C.V.
408 Teopanzolco Avenue
3rd Floor - Reforma
Cuernavaca, 62260 Morelos
Mexico

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ADMINISTRATOR AND FUND ACCOUNTANT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT AND REGISTRAR:
Computershare Investor Services, LLC
2 North La Salle Street
Chicago, IL 60602

CUSTODIAN:
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

The Mexico Equity
and Income Fund, Inc.
Annual Report
July 31, 2005

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-414-765-4499.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. "Other services" were not provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                  FYE 07/31/2005      FYE 07/31/2004
                                  --------------      --------------
Audit Fees                        $       21,500      $       18,400
Audit-Related Fees                $            0      $            0
Tax Fees                          $        2,200      $        2,100
All Other Fees                    $            0      $            0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                      FYE  07/31/2005          FYE  07/31/2004
----------------------                      ---------------          ---------------
Registrant                                        $0                         $0
Registrant's Investment Adviser                   $0                         $0

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein, Mr. Glenn Goodstein and Mr. Rajeev Das.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.'s (the "Fund") positions on various issues of concern to the Fund's shareholders. These Guidelines give general indication as to how the Fund's Advisor will vote Fund shares on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the guidelines presented here. The Fund endeavors to vote Fund shares in accordance with the Fund's investment objectives and strategies.

The Fund will vote NO on any proposals that would limit or restrict a shareholders rights.

I.    CORPORATE GOVERNANCE

A.    BOARD AND GOVERNANCE ISSUES

1.    BOARD OF DIRECTOR/TRUSTEE COMPOSITION

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will OPPOSE slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.    INCREASE AUTHORIZED COMMON STOCK

The Fund advisor will generally SUPPORT the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally SUPPORT the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans. In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be OPPOSED. In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.    BLANK CHECK PREFERRED STOCK

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally OPPOSE the creation of blank check preferred stock.

4.    CLASSIFIED OR "STAGGERED" BOARD

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote no on proposals involving classified boards.

5.    SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote no on proposals involving supermajority voting.

6.    RESTRICTIONS ON SHAREHOLDERS TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will vote no on proposals to limit or eliminate the right of shareholders to act by written consent.

7.    RESTRICTIONS ON SHAREHOLDERS TO CALL MEETINGS

The Fund advisor will generally OPPOSE such a restriction as it limits the right of the shareholder.

8.    LIMITATIONS, DIRECTOR LIABILITY AND INDEMNIFICATION

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders however must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally SUPPORT director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards. Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.    REINCORPORATION

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally SUPPORT reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.   CUMULATIVE VOTING

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally SUPPORT proposals calling for cumulative voting in the election of directors.

11.   DUAL CLASSES OF STOCK

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally OPPOSE dual classes of stock. However, the advisor will SUPPORT classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.   LIMIT DIRECTORS' TENURE

In general corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.   MINIMUM DIRECTOR STOCK OWNERSHIP

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will SUPPORT resolutions that require corporate directors to own shares in the company.

14.   SELECTION OF AUDITOR

Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will OPPOSE the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will OPPOSE the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.    EXECUTIVE COMPENSATION

1.    DISCLOSURE OF CEO, EXECUTIVE, BOARD AND MANAGEMENT COMPENSATION

On a case-by-case basis, the Fund advisor will SUPPORT shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.    COMPENSATION FOR CEO, EXECUTIVE, BOARD AND MANAGEMENT

The Fund advisor will OPPOSE an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.    FORMATION AND INDEPENDENCE OF COMPENSATION REVIEW COMMITTEE

The Fund advisor will SUPPORT shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.    STOCK OPTIONS FOR BOARD AND EXECUTIVES

The Fund advisor will generally OPPOSE stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally OPPOSE option programs that allow the repricing of underwater options. (Repricing divides shareholder and employee interests. Shareholders cannot "reprice" their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally OPPOSE stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally SUPPORT options programs for outside directors subject to the same constraints previously described.

5.    EMPLOYEE STOCK OWNERSHIP PLAN (ESOPs)

The Fund advisor will SUPPORT ESOPs created to promote active employee ownership. However, they will OPPOSE any ESOP whose purpose is to prevent a corporate takeover.

6.    PAY EQUITY

The Fund advisor will SUPPORT shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.    RATIO BETWEEN CEO AND WORKER PAY

The Fund advisor will generally SUPPORT shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8. MAXIMUM RATIO BETWEEN CEO AND WORKER COMPENSATION AND/OR CAP ON CEO COMPENSATION

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.    CHANGES TO CHARTER OR BY-LAWS

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder's best interests.

10.   CONFIDENTIAL VOTING

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will SUPPORT confidential voting because the voting process should be free of coercion.

11.   EQUAL ACCESS TO PROXY

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will OPPOSE resolutions for equal access proposals.

12.   GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

The Fund advisor will SUPPORT the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.    MERGERS AND ACQUISITIONS

1.    CONSIDERING THE NON-FINANCIAL EFFECTS OF A MERGER PROPOSAL

Such a proposal allows or requires the Board to consider the impact of merger decisions on various "stakeholders," such as employees, communities, customers and business partners. This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will SUPPORT shareholder resolutions that consider non-financial impacts of mergers.

2.    MERGERS, RESTRUCTURING AND SPIN-OFFS

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

The Fund advisor will SUPPORT management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated. For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.    POISON PILLS

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will SUPPORT proposals to put rights plans up for a shareholder vote. In general, poison pills will be OPPOSED unless management is able to present a convincing case fur such a plan.

4.    OPT-OUT OF STATE ANTI-TAKEOVER LAW

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state's anti-takeover laws.

The Fund advisor will generally SUPPORT bylaws changes requiring a company to opt-out of state anti-takeover laws. However, resolutions requiring companies to opt-into state anti-takeover statutes will be OPPOSED.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable for closed-end funds until a fiscal year ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

                                                                                                         (d)
                                                                                  (c)            MAXIMUM NUMBER (OR
                                                                            TOTAL NUMBER OF      APPROXIMATE DOLLAR
                                   (a)                                     SHARES (OR UNITS)    VALUE) OF SHARES (OR
                             TOTAL NUMBER OF              (b)            PURCHASED AS PART OF    UNITS) THAT MAY YET
                            SHARES (OR UNITS)      AVERAGE PRICE PAID     PUBLICLY ANNOUNCED     BE PURCHASED UNDER
PERIOD                          PURCHASED         PER SHARE (OR UNIT)      PLANS OR PROGRAMS    THE PLANS OR PROGRAMS
------                      -----------------     -------------------    --------------------   ---------------------
02/01/05 to 02/28/05                 0                      0                       0                      0
03/01/05 to 03/31/05                 0                      0                       0                      0
04/01/05 to 04/30/05                 0                      0                       0                      0
05/01/05 to 05/31/05                 0                      0                       0                      0
06/01/05 to 06/30/05                 0                      0                       0                      0
07/01/05 to 07/31/05                 0                      0                       0                      0
Total                                0                      0                       0                      0

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's independent directors/trustees serve as its nominating committee, however they do not make use of a nominating committee charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

      (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant) The Mexico Equity and Income Fund, Inc.

      By (Signature and Title) /s/ Maria Eugenia Pichardo
                               ---------------------------------------
                                     Maria Eugenia Pichardo, President

      Date October 5, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By (Signature and Title) /s/ Maria Eugenia Pichardo
                               ---------------------------------------
                                     Maria Eugenia Pichardo, President

      Date October 5, 2005

      By (Signature and Title) /s/ Gerald Hellerman
                               ----------------------------------------------
                                    Gerald Hellerman, Chief Financial Officer

      Date October 4, 2005